Supplement Dated July 22, 2020
To The Prospectus Dated April 27, 2020

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective June 30, 2020, for the JNL/Causeway International Value Select Fund, please delete all references to James Doyle.

Effective June 29, 2020, for the JNL/Invesco Diversified Dividend Fund, please delete all references to Kristina Bradshaw.

Effective June 29, 2020, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/Invesco Diversified Dividend Fund, please delete the “Portfolio Managers” table in the entirety and replace with following:

Name:	Joined Fund Management Team In:	Title:
Meggan Walsh, CFA	September 2017	Senior Portfolio Manager (Lead Manager), Invesco
Robert Botard, CFA	September 2017	Portfolio Manager, Invesco
Caroline Le Feuvre	June 2020	Portfolio Manager, Invesco
Chris McMeans, CFA	September 2017	Portfolio Manager, Invesco

In the section entitled, “Summary Overview of Each Fund,” under “Performance,” for the JNL/T. Rowe Price U.S. High Yield Fund, please delete the fifth paragraph in the entirety.

Effective June 29, 2020, in the section entitled, “Additional Information About the Funds,” under “Portfolio Management of the Fund,” for the JNL/Invesco Diversified Dividend Fund, add the following after the fifth paragraph:

Caroline Le Feuvre, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and /or its affiliates since 2014. Prior to joining Invesco in 2014, Ms. Le Feuvre served as an equity analyst with Barrow Hanley Mewhinney & Strauss and previously with Morgan Stanley Investment Management.  She entered the industry in 2006.  Ms. Le Feuvre earned an MBA from the Stanford University Graduate School of Business and a BS degree in commerce with distinction from the University of Virginia.

This Supplement is dated July 22, 2020.

Supplement Dated July 22, 2020
To The Statement of Additional Information
Dated April 27, 2020

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective June 30, 2020, for the JNL/Causeway International Value Select Fund, please delete all references to James Doyle.

Effective June 29, 2020, for the JNL/Invesco Diversified Dividend Fund, please delete all references to Kristina Bradshaw.

Effective June 29, 2020, on page 234, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Invesco Advisers, Inc., under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please delete the table for JNL/Invesco Diversified Dividend Fund in the entirety and replace with the following, which reflects information as of May 30, 2020:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Meggan Walsh, CFA	Other Registered Investment Companies	4	$5.19 billion	0	$0
	Other Pooled Vehicles	2	$247.8 million	0	$0
	Other Accounts[1]	1,241	$273.7 million	0	$0

Robert Botard, CFA	Other Registered Investment Companies	4	$5.19 billion	0	$0
	Other Pooled Vehicles	1	$247.8 million	0	$0
	Other Accounts[1]	1,241	$273.7 million	0	$0

Caroline Le Feuvre[2]	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts[1]	0	$0	0	$0

Chris McMeans, CFA	Other Registered Investment Companies	4	$5.19 billion	0	$0
	Other Pooled Vehicles	1	$247.8 million	0	$0
	Other Accounts[1]	1,241	$273.7 million	0	$0
[1]
These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds.  These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

[2]	Began serving as a portfolio manager on June 29, 2020.

Effective June 29, 2020, on page 237, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Invesco Advisers, Inc., under “Security Ownership Portfolio Managers for the JNL/Invesco Diversified Dividend Fund as of May 30, 20201,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Meggan Walsh, CFA	X
Robert Botard, CFA	X
Caroline Le Feuvre	X
Chris McMeans, CFA	X
[1]	Shares of the Funds may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Funds directly.

On page 296, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” under “Sub-Advisory Fees,” for the JNL Multi-Manager Alternative Fund, please delete the table row and corresponding endnote in the entirety and replace with the following:

		Aggregate Fees Paid to Sub-Advisers
Fund	Co-Sub-Advisers	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2019
JNL Multi-Manager Alternative Fund	BlueBay	$10,433,324	0.90%
	FPA
	Lazard
	Western Asset
	Westchester
	Boston Partners
	Loomis Sayles
	DoubleLine®1
[1]
A fee discount shall apply when DoubleLine® is providing sub-advisory services to JNAM for at least two separate and distinct funds. The Sub-Adviser provides sub-advisory services for the JNL Multi-Manager Alternative Fund (for the discrete portion of Average Daily Net Assets managed by DoubleLine®), JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund, and the JNL/DoubleLine® Total Return Fund (together known as the “Sub-Advised Funds”). For the purposes of calculating the sub-advisory fee discounts, DoubleLine® applies discounts based on the combined assets of the Sub-Advised Funds.

This Supplement is dated July 22, 2020.